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                                                                   Exhibit 10.21

                               SERVICE AGREEMENT

PARTIES:  ASE (U.S.) INC. ("ASE US")
          (a California corporation)

          ASE Electronics (M) Sdn Bhd ("ASEM")
          (a Malaysian Corporation)

DATE:      August 1, 2001

     ASEM hereby retains ASE US to be its Service Agent to provide after sales service and sales support ("Services") to its Europe and North America customers ("Customers") for present and future products and services as specified by ASEM as follows:

1.   SERVICE TO RENDERED

(a) To facilitate market information collection, Customer and business identification, and Customer inquiry dissemination, and;

(b) To liaise with ASEM and Customers re price, delivery and other key terms of the sales contract as ASEM may from time to time specify in writing, and;

(c) To monitor sales contract performance by the Customers, including acceptance of delivery, payments, etc., and;

(d) To provide after sales services including problem solving, capacity planning coordination and other items as may be necessary.

2.   COMPENSATION TO ASE US

     For services hereunder, ASEM will monthly compensate ASE US as follows:

(a) 14% of ASE US's monthly incurred services associated cost and expenses (excluding bonus) plus 5% or USD 161,700, whichever is lower.

(b) Upon payment request, ASE US is to submit detailed monthly expense report certified by its Financial Manager for accuracy, and;

(c) The compensation agreement is valid for one year and is subject to quarterly revision accepted by both parties.

3.   COMPENSATION FROM ASE US

     ASE US agrees to pay a reasonable portion of ASEM employee's traveling expenses incurred in the United States or Europe, when the trip is deemed necessary by ASEM to assist ASE US in providing its services hereunder.

4.   TERM OF AGREEMENT

     This Agreement is effective from August 1, 2001 and shall expire on July 31, 2002, unless earlier terminated by (i) mutual agreement or (ii) ASEM on at least 30 days' prior written notice with or without causes.

5.   REPRESENTATIONS AND COVENANTS

(a) ASE US agrees to perform its obligations hereunder to the extent permissible by law and the sales contracts between ASEM and the Customers.

    ASE US will not enter into any contract or agreement, nor engage in any activities, that would result in a conflict with ASE US's duties under this Agreement.
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    With the terms of this agreement, ASE US shall not have the authority to make any commitments whatsoever on behalf of ASEM, as agent or otherwise, or to bind ASEM in any respect.

(b) Each party will provide to the other on a regular basis such information as may be required to enable the other party to be assured of compliance with this Agreement.

(c) Unless required by laws, all confidential information received or learned by ASE US relating to ASEM or its business and products shall be kept in confidence by ASE US and neither used by ASE US nor disclosed to others for any purpose inconsistent with this Agreement.

(d) ASE US shall use ASEM trademark only as ASEM may authorize from time to time, and ASE US shall not claim any proprietary right to or interest in such trademarks.

6.   MISCELLANEOUS

     This Agreement shall be governed by the laws of the Republic of China ("ROC"). In case of any disputes arising from or in connection with this Agreement, the parties hereto consent to submit to the non-exclusive jurisdiction of the Taipei District Court.

     Without the prior written consent of ASEM, ASE US shall not assign or transfer any of its rights or obligations hereunder to any other person.

     This Agreement can be amended or modified only in writing signed by the parties hereto. Any communication or notice made hereunder shall be in writing and sent by way of (i) hand delivery, (ii) postage prepaid registered air mail, or (iii) facsimile to the address as follows:

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
ASE US:                                                     ASEM:
Address:                                                    Address:
2880 Zanker Road, Suite 106,                                Phase 4, Bayan Lepas Free Trade Zone
San Jose, CA 95134, USA                                     11900 Penang, Malaysia
Telefax No: 408-432-0440                                    Telefax No: 604-644-8422
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     The notice or communication shall become effective (i) upon delivery if sent by hand delivery, (ii) upon the dispatch if sent by facsimile and confirmed by writing and (iii) upon the fifth days later than the post date if sent by air mail.

     This Agreement shall in no event be construed to establish a sales agency relationship between ASEM and ASE US.

     IN WITNESS WHEREOF, the parties hereto hereby have duly executed and delivered this Agreement as of the date and year first written above.

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

ASE Electronics (M) Sdn Bhd                                 ASE US
/s/ KANAPATHI KUPPUSAMY                                     /s/ Y.C. HSU
------------------------------------------------            ------------------------------------------------
Name:  Kanapathi Kuppusamy                                  Name:  Y.C. Hsu
Title:  President                                           Title:  Director
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